EXHIBIT 10.6
AMENDMENT NO. 8
TO MORTGAGE LOAN PARTICIPATION SALE AGREEMENT
Amendment No. 8 to the Mortgage Loan Participation Sale Agreement, dated as of June 6, 2023 (this “Amendment”) is between JPMorgan Chase Bank, National Association (the “Purchaser”) and Nationstar Mortgage LLC (the “Seller”).
RECITALS
The parties hereto are parties to that certain (i) Mortgage Loan Participation Sale Agreement, dated as of August 30, 2016 (as amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Existing Participation Agreement”; and as amended by this Amendment, the “Participation Agreement”); and (ii) Pricing Side Letter and Fee Letter, dated as of August 30, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Pricing Side Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Participation Agreement.
The parties hereto have agreed, subject to the terms and conditions of this Amendment, that the Existing Participation Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Participation Agreement.
Accordingly, the parties hereto hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Participation Agreement is hereby amended as follows:
SECTION 1.Amendment to the Existing Participation Agreement. Effective as of the date hereof, the Existing Participation Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually, flagged by a vertical line set in the right margin, in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto. The parties hereto further acknowledge and agree that Exhibit A constitutes the Participation Agreement.
SECTION 2.Conditions Precedent to Amendment. This Amendment shall be effective as of the date hereof, subject to the execution and delivery of this Amendment by all parties hereto.
SECTION 3.Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Participation Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.
SECTION 4.Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Counterparts may be delivered electronically. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of this Amendment and all matters related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures In Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.
SECTION 5.Severability. This Amendment, together with the Existing Participation Agreement and Program Documents, constitute the entire understanding between Purchaser and Seller with respect to the subject matter they cover and shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions involving Purchased Mortgage Loans. By acceptance of this Amendment, Purchaser and Seller acknowledge that they have not made, and are not relying upon, any statements, representations, promises or undertakings not contained in this Amendment. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 6.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
IN WITNESS WHEREOF, the parties have caused their name to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.
PURCHASER:
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
By:    /s/ Jonathan Davis
Name: Jonathan Davis
Title: Executive Director

SELLER:
NATIONSTAR MORTGAGE LLC
By:    /s/ Pedro Alvarez
Name: Pedro Alvarez
Title: Treasurer